UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2023

SIMON PROPERTY GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-14469	04-6268599
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

225 West Washington Street Indianapolis, Indiana	46204
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (317) 636-1600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.0001 par value	SPG	New York Stock Exchange
8 3/8% Series J Cumulative Redeemable Preferred Stock, $0.0001 par value	SPGJ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.07 Submission of Matters to a Vote of Security Holders

The 2023 Annual Meeting of shareholders of Simon Property Group, Inc. (the “Company”) was held on May 4, 2023 (the “Meeting”).

The vote tabulation for each proposal considered at the Meeting is as follows:

Proposal 1 - Election of Directors

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
Glyn F. Aeppel	198,066,720	55,618,138	679,136	25,531,954
Larry C. Glasscock	189,697,616	63,980,648	685,730	25,531,954
Allan Hubbard	153,628,661	99,386,894	1,348,439	25,531,954
Reuben S. Leibowitz	135,490,384	118,188,101	685,509	25,531,954
Randall J. Lewis	252,516,428	1,159,866	687,700	25,531,954
Gary M. Rodkin	197,101,410	56,577,875	684,709	25,531,954
Peggy Fang Roe	197,924,606	55,763,440	675,948	25,531,954
Stefan M. Selig	241,554,357	12,126,391	683,246	25,531,954
Daniel C. Smith, Ph.D.	235,699,152	17,982,002	682,840	25,531,954
Marta R. Stewart	251,603,998	2,069,597	690,399	25,531,954

The voting trustees who vote the Company’s Class B common stock voted all 8,000 outstanding Class B shares for the election of the following three (3) persons as directors:

David Simon

Herbert Simon

Richard S. Sokolov

Proposal 2 - Advisory Vote to Approve the Compensation of our Named Executive Officers

			BROKER
FOR	AGAINST	ABSTAIN	NON-VOTE
28,035,146	225,451,008	877,840	25,531,954

Proposal 3 - Ratification of Independent Registered Public Accounting Firm

FOR	AGAINST	ABSTAIN
267,761,410	11,881,645	252,893

Proposal 4 - Advisory Vote to Approve the Frequency of Executive Compensation Advisory Votes

				BROKER
1 Year	2 Years	3 Years	ABSTAIN	NON-VOTE
247,864,380	379,718	5,348,709	771,187	25,531,954

Based on these results, the Board has determined that the Company will hold Say-on-Pay votes every year, until the next required advisory vote on the frequency of Say-on-Pay votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 5, 2023

SIMON PROPERTY GROUP, INC.

By:	/s/ Steven E. Fivel
Steven E. Fivel
Secretary and General Counsel